Exhibit 10.98
INDEMNITY AGREEMENT
THIS INDEMNITY AGREEMENT (this “Agreement”) is made and entered into this 30th day of June, 2006 by and among:
Forum European Realty Income II, LP, organized under the laws of the Cayman Islands with an office at 150 Washington Avenue, Suite 250, Santa Fe, New Mexico USA (“Forum”)
and
Reeda Management AB, corp.reg.nr 556657-5113, with address Fredrikshovsgatan 2, SE 11523 Stockholm, Sweden (“Reeda”)
And
Backstugan AB, corp.reg.nr 556459-4264, with address Lövängsvägen 41, SE 18730 Täby, Sweden (“Backstugan”)
and
Lars Ransgart Management AB, corp. reg. nr 556386-8479, with address Skandiavägen 31, SE 18263 Djursholm, Sweden (“Ransgart Management,”). Forum, Reeda, Sandberg, and Ransgart Management are collectively referred to herein as “Indemnitors”
and
CROWN NORTHCORP, INC. a corporation registered in the State of Delaware with an office at 1251 Dublin Road, Columbus, Ohio 43215 USA (“CNI”).
BACKGROUND INFORMATION
A.	Niam Retail Holding AB (Reg. No. 556660-1133)(“Seller”) and AB Grundstenen 109565 (under change of name to Jord AB)(Reb. No. 556697-9554)(“Buyer”) entered into a share purchase agreement dated 3 May 2006 (the “SPA”).
B.	In conjunction and in accordance with the SPA, CNI has executed and delivered two (2) guarantee undertakings:
1.	A guarantee undertaking between CNI and Niam III Holding AB, a copy of which is attached hereto as Exhibit A and incorporated by reference herein (“Guarantee No. 1”).
2.	A guarantee undertaking among CNI, Seller and Crown Asset Management AB, a copy of which is attached hereto as Exhibit B and incorporated by reference herein (“Guarantee No. 2;”).
C.	Indemnitors acknowledge that CNI, at Indemnitors’ request, entered into the CNI Guarantee No. 2 to guarantee the due and punctual fulfillment of all of the Seller’s obligations to Buyer under the SPA related to Guarantee No. 2 up to an amount not exceeding SEK 27,098,043 for the period from 1 June 2006 (the “Closing Date”) to the date falling 14 months after the Closing Date (the “Guarantee Period”).

STATEMENT OF AGREEMENT
In consideration of CNI entering into and otherwise accepting liability under the CNI Guarantee No. 2, Indemnitors hereby agree with CNI as follows:
1. INDEMNITY AGAINST LIABILITY
1.1	Indemnitors shall indemnify CNI and keep CNI indemnified against all demands, costs, claims, liabilities, losses, costs and expenses arising in relation to or out of the CNI Guarantee No. 2 provided, however, that CNI shall only be entitled to demand any amount CNI is obliged to pay under the CNI Guarantee No. 2 following a demand by the Buyer and CNI’s compliance with paragraph 3.
1.2	Indemnitors shall pay such sums to CNI as CNI is obliged to pay within five Business Days of written demand together with interest on them from the date five Business Days following such demand for payment under this Agreement until payment of them in full by us in full at the rate of 2% per annum above the cost to CNI of acquiring the necessary funds in such currency and manner as CNI may from time to time decide.
2. LIMITATION OF LIABILITY
2.1	Indemnitors’ liability to indemnify CNI on account of any payment by CNI under the CNI Guarantee No. 2 shall be limited severally to a maximum aggregate amount of SEK 27,098,043. Further, each Indemnitor’s liability in respect of any claims made under this under this Agreement shall be borne in the amounts set forth on Schedule 2.1.
3. AUTHORISATION TO MAKE PAYMENTS
Indemnitors hereby irrevocably authorize CNI to agree to any demands which appear on their face to be validly made under the CNI Guarantee No. 2 without any further reference to or authority from Indemnitors, subject to CNI having received legal advice from CNI’s counsel in Sweden that the sum demanded under the SPA is due and payable by CNI and Indemnitors agree that any such obligations and liabilities shall be binding on the Indemnitors and shall, as between CNI and the Indemnitors, be accepted by Indemnitors as conclusive evidence that CNI was liable to pay or comply with it.
4. WAIVER OF DEFENCES
4.1	Indemnitors liability under this Agreement will not be affected by an act, omission, matter or thing which would reduce, release or prejudice any of Indemnitors’ liability under this Agreement (without limitation and whether or not known to Indemnitors or CNI) including:

4.1.1	any time or waiver granted to, or composition with any person;

4.1.2	the release of any rights under the CNI Guarantee No. 2;

4.1.3	any extension, renewal or replacement of the CNI Guarantee No. 2;

4.1.4	any amendment or replacement of or variation to the terms of the CNI Guarantee No. 2;

4.1.5	any unenforceability, illegality or invalidity of any obligation of any person under the CNI Guarantee No. 2; or

4.1.6	any insolvency or similar proceedings.
5. REPRESENTATIONS OF THE INDEMNITORS
5.1	Each of the Indemnitors severally makes the following representation to CNI on the date of this Agreement:

5.1.1	He or it is duly authorized to enter into this Agreement and has taken all necessary actions to enter into and perform the obligations set forth in this Agreement.
6. NOTICES
6.1	Every notice, consent, request, demand or other communication under this Agreement shall be in writing delivered personally, by first class prepaid post or fax and shall be sent to the address or fax number of the person concerned as is notified to it by the other parties to this Agreement or, in relation to CNI at CNI’s option, to any of CNI’s officers at any place or by dispatching it addressed to CNI at CNI’s registered or principal office for the time being.

6.2	Any such notice, consent, request, demand or other communication:

6.2.1	delivered personally shall be deemed to have been received immediately upon delivery;

6.2.2	sent by post in Sweden an address in Sweden shall be deemed to have been received at the opening of business on the first working day following the day on which it was posted, even if returned undelivered, otherwise such notice, consent, request, demand or other communication sent by post shall be deemed to have been received at the opening of business on the tenth working day following the day on which it was posted, even if returned undelivered.

6.2.3	sent by fax shall be deemed to have been received upon transmission.
7. MODIFICATION OF THE COUNTER INDEMNITY
This Agreement may not be modified, amended, renewed or extended except with CNI’s prior written consent.
8. RIGHTS AND REMEDIES
CNI’s rights hereunder are cumulative, may be exercised as often as considered appropriate and are in addition to the general law. Such rights (whether arising hereunder or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing and, in particular, any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right, any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right, and no act or course of conduct or negotiation by CNI or on CNI’s behalf shall in any way preclude CNI from exercising any such right or constitute a suspension or any variation of any such right.
9. RELEASE
Indemnitors shall be released from their obligations under this Agreement upon the earlier of (i) ten days following the last day on which, under the terms of the CNI Guarantee No. 2, CNI can receive a claim under the CNI Guarantee No. 2 (provided that no claim is then outstanding or notice of a claim or proposed claim has been made by such date); and (ii) upon CNI being fully and irrevocably released from CNI’s obligations, actual, contingent or otherwise, under the CNI Guarantee No. 2.
10. MISCELLANEOUS
10.1	Indemnitors’ liability to indemnify CNI under this Agreement shall be a continuing liability and will extend to the ultimate balance of sums payable by Indemnitors to CNI under this Agreement regardless of any intermediate payment or discharge in whole or part.
10.2	CNI’s rights under this Agreement shall be in addition to and not in any way prejudiced by any other rights CNI may have under the SPA or any other security or otherwise howsoever (and whether against us or against any other legal person) and may be enforced against us without first having recourse to any such right and without taking any steps or proceedings against any other legal person. CNI may at any time and without reference to Indemnitors give time for payment or grant any other indulgence and give up, deal with, vary, exchange or abstain from perfecting or enforcing any other indemnities, guarantees, interests by way of security or other obligations held by CNI at any time and discharge any party to them or any of them, and realize them or any of them and compound with, accept compositions from and make any other arrangements with the beneficiaries of the CNI Guarantee No. 2 or any legal persons, as CNI think fit, without affecting Indemnitors’ liability under this Agreement.
10.3	If any payment by us or any discharge given by CNI is avoided or reduced as a result of insolvency or a similar event:
a)	Indemnitors’ liability under this Agreement shall continue as if the payment, discharge, avoidance or reduction had not occurred; and
b)	CNI shall be entitled to recover the value or amount of that payment from Indemnitors, as if that payment, discharge, avoidance or reduction had not occurred.
11. JURISDICTION
11.1	Indemnitors agree for CNI’s benefit without prejudice to CNI’s right to take proceedings before any other court of competent jurisdiction, that the courts of Sweden have jurisdiction to settle any disputes in connection with this Agreement.

12. GOVERNING LAW
This Agreement is governed by Swedish law.
13. COUNTERPARTS
This Counter Indemnity may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which when taken together shall constitute a single instrument.
IN WITNESS whereof this Agreement has been executed as a deed on the date first above written.

Executed as a deed by	)
CROWN NORTHCORP, INC.	)
Acting by	/s/ Ronald E. Roark
Director
)
)
__________________
Director/Secretary

Executed as a deed by	)
FORUM EUROPEAN REALTY INCOME II, L.P.	)
Acting by	/s/ William A. Strong
General Partner

Executed as a deed by	)
REEDA MANAGEMENT AB	)
By:	/s/ Stefan Lennhammer Stefan Lennhammer

Executed as a deed by	)
BACKSTUGAN AB	)
By:	/s/ Bo Sandberg Bo Sandberg

Executed as a deed by	)
LARS RANSGART MANAGEMENT AB	)
By:	/s/ Lars Ransgart Lars Ransgart

SCHEDULE 2.1

Indemnitor	Amount (expressed in SEK)

Forum	13,634,250
Reeda	5,843,250
Backstugan	4,851,902
Ransgart Management	2,768,641
TOTAL	27,098,043

INDEMNITY AGREEMENT
THIS INDEMNITY AGREEMENT (this “Agreement”) is made and entered into this 30th day of June, 2006 by and among:
Forum European Realty Income II, LP, organized under the laws of the Cayman Islands with an office at 150 Washington Avenue, Suite 250, Santa Fe, New Mexico USA (“Forum”)
and
Stefan Lennhammer, 621015-0170 with address Fredrikshovsgatan 2, SE 11523 Stockholm, Sweden (“Lennhammer”)
And
Bo Sandberg, 440601-0050 with address Lövängsvägen 41, SE 18730 Täby, Sweden (“Sandberg”)
and
Lars Ransgart, 390118-6118, with address Skandiavägen 31, SE 18263 Djursholm, Sweden (“Ransgart,”). Forum, Reeda, Sandberg, and Ransgart collectively referred to herein as “Indemnitors”
and
CROWN NORTHCORP, INC. a corporation registered in the State of Delaware with an office at 1251 Dublin Road, Columbus, Ohio 43215 USA (“CNI”).
BACKGROUND INFORMATION
A.	Niam Retail Holding AB (Reg. No. 556660-1133)(“Seller”) and AB Grundstenen 109565 (under change of name to Jord AB)(Reb. No. 556697-9554)(“Buyer”) entered into a share purchase agreement dated 3 May 2006 (the “SPA”).
B.	In conjunction and in accordance with the SPA, CNI has executed and delivered two (2) guarantee undertakings:
1.	A guarantee undertaking between CNI and Niam III Holding AB, a copy of which is attached hereto as Exhibit A and incorporated by reference herein (“Guarantee No. 1”).
3.	A guarantee undertaking among CNI, Seller and Crown Asset Management AB, a copy of which is attached hereto as Exhibit B and incorporated by reference herein (“Guarantee No. 2;”).
C.	Indemnitors acknowledge that CNI, at Indemnitors’ request, entered into the CNI Guarantee No 1 to guarantee the due and punctual fulfillment of all of the Seller’s obligations to Buyer under the SPA related to Guarantee No. 1 up to an amount not exceeding SEK 44,408,701 for the period from 1 June 2006 (the “Closing Date”) to the date falling 14 months after the Closing Date (the “Guarantee Period”).

STATEMENT OF AGREEMENT
In consideration of CNI entering into and otherwise accepting liability under the CNI Guarantee No. 1, Indemnitors hereby agree with CNI as follows:
14. INDEMNITY AGAINST LIABILITY
14.1	Indemnitors shall indemnify CNI and keep CNI indemnified against all demands, costs, claims, liabilities, losses, costs and expenses arising in relation to or out of the CNI Guarantee No. 1 provided, however, that CNI shall only be entitled to demand any amount CNI is obliged to pay under the CNI Guarantee No. 1 following a demand by the Buyer and CNI’s compliance with paragraph 3.
14.2	Indemnitors shall pay such sums to CNI as CNI is obliged to pay within five Business Days of written demand together with interest on them from the date five Business Days following such demand for payment under this Agreement until payment of them in full by us in full at the rate of 2% per annum above the cost to CNI of acquiring the necessary funds in such currency and manner as CNI may from time to time decide.
15. LIMITATION OF LIABILITY
15.1	Indemnitors’ liability to indemnify CNI on account of any payment by CNI under the CNI Guarantee No. 1 shall be limited severally to a maximum aggregate amount of SEK 44,408,701. Further, each Indemnitor’s liability in respect of any claims made under this under this Agreement shall be borne in the amounts set forth on Schedule 2.1.
16. AUTHORISATION TO MAKE PAYMENTS
Indemnitors hereby irrevocably authorize CNI to agree to any demands which appear on their face to be validly made under the CNI Guarantee No. 1 without any further reference to or authority from Indemnitors, subject to CNI having received legal advice from CNI’s counsel in Sweden that the sum demanded under the SPA is due and payable by CNI and Indemnitors agree that any such obligations and liabilities shall be binding on the Indemnitors and shall, as between CNI and the Indemnitors, be accepted by Indemnitors as conclusive evidence that CNI was liable to pay or comply with it.
17. WAIVER OF DEFENCES
17.1	Indemnitors liability under this Agreement will not be affected by an act, omission, matter or thing which would reduce, release or prejudice any of Indemnitors’ liability under this Agreement (without limitation and whether or not known to Indemnitors or CNI) including:
17.1.1	any time or waiver granted to, or composition with any person;

17.1.2	the release of any rights under the CNI Guarantee No. 1;

17.1.3	any extension, renewal or replacement of the CNI Guarantee No. 1;

17.1.4	any amendment or replacement of or variation to the terms of the CNI Guarantee No. 1;

17.1.5	any unenforceability, illegality or invalidity of any obligation of any person under the CNI Guarantee No. 1; or

17.1.6	any insolvency or similar proceedings.
18. REPRESENTATIONS OF THE INDEMNITORS
18.1	Each of the Indemnitors severally makes the following representation to CNI on the date of this Agreement:
18.1.1	He or it is duly authorized to enter into this Agreement and has taken all necessary actions to enter into and perform the obligations set forth in this Agreement.
19. NOTICES
19.1	Every notice, consent, request, demand or other communication under this Agreement shall be in writing delivered personally, by first class prepaid post or fax and shall be sent to the address or fax number of the person concerned as is notified to it by the other parties to this Agreement or, in relation to CNI at CNI’s option, to any of CNI’s officers at any place or by dispatching it addressed to CNI at CNI’s registered or principal office for the time being.
19.2	Any such notice, consent, request, demand or other communication:

19.2.1	delivered personally shall be deemed to have been received immediately upon delivery;
19.2.2	sent by post in Sweden an address in Sweden shall be deemed to have been received at the opening of business on the first working day following the day on which it was posted, even if returned undelivered, otherwise such notice, consent, request, demand or other communication sent by post shall be deemed to have been received at the opening of business on the tenth working day following the day on which it was posted, even if returned undelivered.
19.2.3	sent by fax shall be deemed to have been received upon transmission.
20. MODIFICATION OF THE COUNTER INDEMNITY
This Agreement may not be modified, amended, renewed or extended except with CNI’s prior written consent.
21. RIGHTS AND REMEDIES
CNI’s rights hereunder are cumulative, may be exercised as often as considered appropriate and are in addition to the general law. Such rights (whether arising hereunder or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing and, in particular, any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right, any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right, and no act or course of conduct or negotiation by CNI or on CNI’s behalf shall in any way preclude CNI from exercising any such right or constitute a suspension or any variation of any such right.
22. RELEASE
Indemnitors shall be released from their obligations under this Agreement upon the earlier of (i) ten days following the last day on which, under the terms of the CNI Guarantee No. 1, CNI can receive a claim under the CNI Guarantee No. 1 (provided that no claim is then outstanding or notice of a claim or proposed claim has been made by such date); and (ii) upon CNI being fully and irrevocably released from CNI’s obligations, actual, contingent or otherwise, under the CNI Guarantee No. 1.
23. MISCELLANEOUS
23.1	Indemnitors’ liability to indemnify CNI under this Agreement shall be a continuing liability and will extend to the ultimate balance of sums payable by Indemnitors to CNI under this Agreement regardless of any intermediate payment or discharge in whole or part.
23.2	CNI’s rights under this Agreement shall be in addition to and not in any way prejudiced by any other rights CNI may have under the SPA or any other security or otherwise howsoever (and whether against us or against any other legal person) and may be enforced against us without first having recourse to any such right and without taking any steps or proceedings against any other legal person. CNI may at any time and without reference to Indemnitors give time for payment or grant any other indulgence and give up, deal with, vary, exchange or abstain from perfecting or enforcing any other indemnities, guarantees, interests by way of security or other obligations held by CNI at any time and discharge any party to them or any of them, and realize them or any of them and compound with, accept compositions from and make any other arrangements with the beneficiaries of the CNI Guarantee No. 1 or any legal persons, as CNI think fit, without affecting Indemnitors’ liability under this Agreement.
23.3	If any payment by us or any discharge given by CNI is avoided or reduced as a result of insolvency or a similar event:
c)	Indemnitors’ liability under this Agreement shall continue as if the payment, discharge, avoidance or reduction had not occurred; and
d)	CNI shall be entitled to recover the value or amount of that payment from Indemnitors, as if that payment, discharge, avoidance or reduction had not occurred.
24. JURISDICTION
24.1	Indemnitors agree for CNI’s benefit without prejudice to CNI’s right to take proceedings before any other court of competent jurisdiction, that the courts of Sweden have jurisdiction to settle any disputes in connection with this Agreement.
25. GOVERNING LAW
This Agreement is governed by Swedish law.

26. COUNTERPARTS
This Counter Indemnity may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which when taken together shall constitute a single instrument.
IN WITNESS whereof this Agreement has been executed as a deed on the date first above written.

Executed as a deed by	)
CROWN NORTHCORP, INC.	)
Acting by	/s/ Ronald E. Roark
Director
)
)
______________________
Director/Secretary

Executed as a deed by	)
FORUM EUROPEAN REALTY INCOME II, L.P.	)
Acting by	/s/ William A. Strong
General Partner

Executed as a deed by	)
STEFAN LENNHAMMER	)
By:	/s/ Stefan Lennhammer Stefan Lennhammer

Executed as a deed by	)
BO SANDBERG	)
By:	/s/ Bo Sandberg Bo Sandberg

Executed as a deed by	)
LARS RANSGART	)
By:	/s/ Lars Ransgart Lars Ransgart

SCHEDULE 2.1

Indemnitor	Amount (expressed in SEK)

Forum	36,179,456
Lennhammer	5,356,313
Sandberg	1,460,813
Ransgart	1,412,119
TOTAL	44,408,701